                                                 SOUTHWEST GAS CORPORATION
                                                SUMMARY STATEMENTS OF INCOME
                                          (In thousands, except per share amounts)
                                                         (Unaudited)
                                                                         THREE MONTHS ENDED               YEAR ENDED
                                                                            DECEMBER 31,                  DECEMBER 31,
                                                                     -------------------------     -------------------------
                                                                        1997           1996           1997           1996
                                                                     ----------     ----------     ----------     ----------
Operating margin                                                     $  140,844     $  121,366     $  405,327     $  358,781
Operations and maintenance expenses                                      52,994         53,807        201,159        198,364
Depreciation, amortization, and general taxes                            26,251         23,368        103,921         95,599
                                                                     ----------     ----------     ----------     ----------
Operating income                                                         61,599         44,191        100,247         64,818
Net interest deductions                                                  16,559         13,675         61,751         53,003
Preferred securities distribution                                         1,369          1,369          5,475          5,475
                                                                     ----------     ----------     ----------     ----------
Pretax utility income                                                    43,671         29,147         33,021          6,340
Utility income tax expense                                               13,015         11,318          8,922          1,997
                                                                     ----------     ----------     ----------     ----------
Net utility income                                                       30,656         17,829         24,099          4,343
Other income (expense), net                                              (7,849)          (124)        (8,274)          (424)
                                                                     ----------     ----------     ----------     ----------
Contribution to net income - gas operations                              22,807         17,705         15,825          3,919
Contribution to net income - construction services                          528            591            644          2,655
                                                                     ----------     ----------     ----------     ----------
Net income                                                           $   23,335     $   18,296     $   16,469     $    6,574
                                                                     ==========     ==========     ==========     ==========
Earnings per share - gas operations                                  $     0.83     $     0.67     $     0.59     $     0.15
Earnings per share - construction services                                 0.02           0.02           0.02           0.10
                                                                     ----------     ----------     ----------     ----------
Earnings per share of common stock                                   $     0.85     $     0.69     $     0.61     $     0.25
                                                                     ==========     ==========     ==========     ==========
Average outstanding common shares                                        27,303         26,640         27,069         25,888
                                                                     ==========     ==========     ==========     ==========

The summary statements of income have been prepared by Southwest Gas Corporation
(the Company) using the equity method of accounting for its construction services subsidiary. The presentation is not in accordance with generally accepted accounting principles (GAAP). However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

/TABLE

                                         SOUTHWEST GAS CORPORATION
                                        SUMMARY STATEMENTS OF INCOME
                                  (In thousands, except per share amounts)
                                                 (Unaudited)


                                                                              YEAR ENDED DECEMBER 31,
                                                                    -----------------------------------------
                                                                        1997           1996           1995
-------------------------------------------------------------------------------------------------------------
Gas operating revenues                                               $  614,665     $  546,361     $  563,502
Net cost of gas sold                                                    209,338        187,580        227,456
-------------------------------------------------------------------------------------------------------------
Operating margin                                                        405,327        358,781        336,046
Operations and maintenance expenses                                     201,159        198,364        187,969
Depreciation, amortization, and general taxes                           103,921         95,599         89,665
-------------------------------------------------------------------------------------------------------------
Operating income                                                        100,247         64,818         58,412
Net interest deductions                                                  61,751         53,003         53,354
Preferred securities distribution                                         5,475          5,475            913
-------------------------------------------------------------------------------------------------------------
Pretax utility income                                                    33,021          6,340          4,145
Utility income tax expense                                                8,922          1,997            858
-------------------------------------------------------------------------------------------------------------
Net utility income                                                       24,099          4,343          3,287
Other income (expense), net                                              (8,274)          (424)          (633)
-------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                              15,825          3,919          2,654
Contribution to net income - construction services                          644          2,655             --
Discontinued operations - PriMerit Bank - NOTE 2                             --             --        (17,536)
-------------------------------------------------------------------------------------------------------------

Net income (loss)                                                        16,469          6,574        (14,882)
Preferred dividends                                                          --             --            307
-------------------------------------------------------------------------------------------------------------
Net income (loss) applicable to common stock                          $  16,469     $    6,574     $  (15,189)
=============================================================================================================
Earnings per share - gas operations                                   $    0.59     $     0.15     $     0.10
Earnings per share - construction services                                 0.02           0.10             --
Earnings (loss) per share - discontinued operations                          --             --          (0.76)
-------------------------------------------------------------------------------------------------------------
Earnings (loss) per share of common stock                             $    0.61     $     0.25     $    (0.66)
=============================================================================================================
Average outstanding common shares                                        27,069         25,888         23,167
=============================================================================================================

                              See Notes to Summary Financial Statements.
/TABLE

                                       SOUTHWEST GAS CORPORATION
                                         SUMMARY BALANCE SHEET
                                         AT DECEMBER 31, 1997
                                            (In thousands)
                                              (Unaudited)
ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                               $  1,321,000
  Construction work in progress                                                  39,294
                                                                           ------------
    Net utility plant                                                         1,360,294
OTHER PROPERTY AND INVESTMENTS                                             ------------
  Investment in construction services subsidiary                                 25,039
  Other                                                                          42,062
                                                                           ------------
    Total other property and investments                                         67,101
                                                                           ------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                             13,343
  Receivables - less reserve of $1,578 for uncollectibles                        60,432
  Accrued utility revenue                                                        54,373
  Deferred purchased gas costs                                                   86,952
  Other                                                                          27,593
                                                                           ------------
    Total current and accrued assets                                            242,693
                                                                           ------------
DEFERRED DEBITS
  Unamortized debt expense                                                       19,119
  Other deferred debits                                                          29,959
                                                                           ------------
    Total deferred debits                                                        49,078
                                                                           ------------
    TOTAL ASSETS                                                           $  1,719,166
                                                                           ============
CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 27,387 shares outstanding                 $    389,700
    Retained earnings (accumulated deficit)                                      (3,721)
                                                                           ------------
      Total common stockholders' equity                                         385,979       31.7%
  Preferred securities of Southwest Gas Capital I, 9.125%                        60,000        4.9
  Long-term debt - NOTE 3                                                       771,931       63.4
                                                                           ------------   ------------
      Total capitalization                                                    1,217,910      100.0%
                                                                           ------------   ============
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                                 142,000
  Accounts payable                                                               59,537
  Customer deposits                                                              21,945
  Taxes accrued (including income taxes)                                          1,892
  Other                                                                          61,223
                                                                           ------------
      Total current and accrued liabilities                                     286,597
                                                                           ------------
DEFERRED CREDITS
  Deferred investment tax credits                                                18,139
  Deferred income taxes                                                         147,662
  Other                                                                          48,858
                                                                           ------------
      Total deferred credits                                                    214,659
                                                                           ------------
      TOTAL CAPITALIZATION, LIABILITIES AND DEFERRED CREDITS               $  1,719,166
                                                                           ============

                                       See Notes to Summary Financial Statements.
/TABLE

                          SOUTHWEST GAS CORPORATION
                       SUMMARY STATEMENT OF CASH FLOWS
                         YEAR ENDED DECEMBER 31, 1997
                                (In thousands)
                                  (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                    $   16,469
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                 74,528
      Change in receivables and payables                            (3,097)
      Change in gas cost related balancing items                   (99,145)
      Change in accrued taxes                                       (8,160)
      Change in deferred taxes                                      48,902
      Allowance for funds used during construction                  (1,572)
      Other                                                         16,968
                                                                ----------
       Net cash provided by operating activities                    44,893
                                                                ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                       (163,868)
  Other                                                             (4,472)
                                                                ----------
       Net cash used in investing activities                      (168,340)
                                                                ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                 12,205
  Dividends paid                                                   (22,177)
  Change in notes payable                                           21,000
  Long-term debt issuances, net                                    120,321
                                                                ----------
       Net cash provided by financing activities                   131,349
                                                                ----------
Change in cash and temporary cash investments                        7,902
Cash at beginning of period                                          5,441
                                                                ----------
Cash at end of period                                           $   13,343
                                                                ==========
SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                       $   57,380
Income taxes, net of refunds                                    $  (33,887)


                                See Notes to Summary Financial Statements.

                                      SOUTHWEST GAS CORPORATION
                                NOTES TO SUMMARY FINANCIAL STATEMENTS
                                            (In thousands)
                                              (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

    The summary financial statements have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - DISCONTINUED OPERATIONS:

    In January 1996, the Company reached an agreement to sell PriMerit Bank (PriMerit) to Norwest Corporation. Discontinued operations includes the net income of PriMerit and its subsidiaries on a stand-alone basis as adjusted, reduced by allocated carrying costs associated with the Company's investment in PriMerit (principally interest) net of taxes. Discontinued operations also includes the loss on the disposition.
    The sale of PriMerit to Norwest was completed in July 1996.

NOTE 3 - LONG-TERM DEBT:

    Term loan facility                                               $  200,000
    Debentures:
       Debentures, 9.75% series F, due 2002                             100,000
       Debentures, 7 1/2% series, due 2006                               75,000
       Debentures, 8% series, due 2026                                   75,000
       Medium-term notes, 7.59% series, due 2017                         25,000
       Medium-term notes, 7.78% series, due 2022                         25,000
       Medium-term notes, 7.92% series, due 2027                         25,000
       Medium-term notes, 6.89% series, due 2007                         17,500
       Medium-term notes, 6.76% series, due 2027                          7,500
  Industrial development revenue bonds - net of funds held in trust     229,074
  Unamortized discount on long-term debt                                 (7,143)
                                                                     ----------
  TOTAL LONG-TERM DEBT                                               $  771,931
                                                                     ==========
  ESTIMATED CURRENT MATURITIES                                       $       --
                                                                     ==========

                                    SOUTHWEST GAS CORPORATION
                                    SELECTED STATISTICAL DATA
                                        DECEMBER 31, 1997


FINANCIAL STATISTICS
Market value to book value per share at year end                  133%
Twelve months to date return on equity  -- total company          4.3%
                                        -- gas segment            4.5%
Common stock dividend yield at year end                           4.4%

GAS OPERATIONS SEGMENT
                                                                                                          Authorized
                                                                        Authorized      Authorized        Return on
                                                                         Rate Base        Rate of          Common
Rate Jurisdiction                                                      (In thousands)     Return           Equity
--------------------------                                            --------------    -----------       ----------
Arizona (1) (2)                                                       $      541,104           9.38%           11.25%
Southern Nevada (1)                                                          237,165           9.50            11.55
Northern Nevada (1)                                                           63,986           9.67            11.55
Southern California                                                           69,486           9.94            11.35
Northern California                                                            9,521          10.02            11.35
Paiute Pipeline Company (1)                                                   61,602           9.69            11.60

  (1)  Estimated amounts based on rate case settlements.
  (2)  Southern and Central Arizona rate jurisdictions were consolidated effective September 1997.

SYSTEM THROUGHPUT BY CUSTOMER CLASS
                                                                                   YEAR ENDED DECEMBER 31,
                                                                         --------------------------------------------
             (In dekatherms)                                                 1997           1996             1995
---------------------------------------------------------------------------------------------------------------------
Residential                                                               50,554,880     45,050,591        42,273,436
Small commercial                                                          24,660,541     23,834,362        22,949,195
Large commercial                                                           7,654,182      7,502,980         8,344,066
Industrial / Other                                                         8,603,601      5,444,985         7,021,718
Transportation                                                           103,085,729     96,820,733       101,601,123
---------------------------------------------------------------------------------------------------------------------
Total system throughput                                                  194,558,933    178,653,651       182,189,538
=====================================================================================================================

                                                                                   YEAR ENDED DECEMBER 31,
                                                                         --------------------------------------------
HEATING DEGREE DAY COMPARISON                                               1997           1996             1995
---------------------------------------------------------------------------------------------------------------------
Actual                                                                     1,976          1,899            1,779
Ten-year average                                                           2,022          2,041            2,027
======================================================================================================================

/TABLE